UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                      January 12, 2005 (January 7, 2005)


                         ADVANCED MEDICAL OPTICS, INC.
             (Exact name of registrant as specified in its charter)


             DELAWARE                01-31257               33-0986820
   (State or other jurisdiction    (Commission             (IRS Employer
         of incorporation)         File Number)         Identification No.)


              1700 E. ST. ANDREW PLACE
                    SANTA ANA, CA                                  92705
      (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (714) 247-8200


                                 Not applicable
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On January 7, 2005, Advanced Medical Optics, Inc. (the "Company") and certain of its subsidiaries, as guarantors thereunder, entered into an amendment to the Company's existing senior credit facility (the "Amendment"). Among other things, the Amendment:

         o reduces by 0.25% the interest rate margins applicable to the revolving and term credit facilities and the quarterly fees on the average balance of outstanding letters of credit,

         o provides for increases by $100.0 million in the revolving loan commitments and an additional $100.0 million in term loan commitments, which amounts will be available to the Company to finance in part the Company's previously announced acquisition of VISX, Incorporated ("VISX"), subject to satisfaction of certain conditions,

         o effective upon consummation of the VISX acquisition, provides for amendments to some of the financial covenants (including decreases in the permitted maximum consolidated total leverage ratio and increases in the amount of capital expenditures permitted in fiscal year 2006 and thereafter), and other amendments related to the VISX acquisition, and

         o  provides for certain other amendments.


The maturity of the senior credit facility remains unchanged at June 25, 2009. The foregoing summary is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 99.1 to this report.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibit

          99.1 First Ammendment, dated as of January 7, 2005, to the Second Amended and Restated Credit Agreement, by and among Advanced Medical Optics, Inc., the guarantors party thereto, Morgan Stanley Senior Funding, Inc., as syndication agent, Bank of America, N.A., as administrative agent, and the lenders party thereto.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ADVANCED MEDICAL OPTICS, INC.
                                           (Registrant)

                                           By:  /s/ Aimee S. Weisner
Date: January 12, 2005                          ----------------------------
                                                Aimee S. Weisner
                                                Corporate Vice President,
                                                General Counsel and Secretary